POWER OF ATTORNEY

The undersigned, Frank S. Sklarsky, hereby appoints each of

Laurence L. Hickey, Patrick Sheller and Joyce P. Haag,

individually, his attorney-in-fact to:

(1) execute for the undersigned, in the undersigned's

capacity as an officer of Eastman Kodak Company

(the "Company"), Forms 3, 4, and 5 in accordance

with Section 16(a) of the Securities Exchange Act

of 1934 and the rules thereunder;

(2) execute for the undersigned, in the undersigned's

capacity as an officer of the Company Form 144 in

accordance with the Securities Exchange Act of

1934 and the rules thereunder;

(3) perform any and all acts for the undersigned which

may be necessary or desirable to complete and

execute any such Form 3, 4 or 5, or Form 144 and

timely file such form with the United States

Securities and Exchange Commission and any stock

exchange or similar authority; and

(4) take any other action of any type whatsoever in

connection with the foregoing which, in the

opinion of such attorney-in-fact, may be of

benefit to, in the best interest of, or legally

required by, the undersigned, it being understood

that the documents executed by such attorney-in-

fact on behalf of the undersigned pursuant to this

Power of Attorney shall be in such form and shall

contain such terms and conditions as such

attorney-in-fact may approve in his or her

discretion.

The undersigned hereby grants to his attorney-in-fact

full power and authority to do anything that is necessary or desirable in the exercise of any of the rights and powers

herein granted, as fully to all intents and purposes as the

undersigned could do if personally present, with full power

of substitution or revocation, hereby ratifying and

confirming all that such attorney-in-fact, or such attorney-

in-fact's substitute or substitutes, shall lawfully do or

cause to be done by virtue of this Power of Attorney and the rights and powers herein granted. The undersigned

acknowledges that the foregoing attorney-in-fact, in serving in such capacity at the request of the undersigned, is not

assuming, nor is the Company assuming, any of the

undersigned's responsibilities to comply with Section 16 of

the Securities Exchange Act of 1934.

This Power of Attorney shall remain in full force and

effect until the undersigned is no longer required to file

Forms 3, 4 and 5 and Form 144 with respect to the

undersigned's holdings of and transactions in securities

issued by the Company, unless earlier revoked by the

undersigned in a signed writing to the foregoing attorney-

in-fact.

IN WITNESS WHEREOF, the undersigned has caused this

Power of Attorney to be executed as of this 1st  day of

 November , 2006.

Frank S. Sklarsky

Sworn to before me this

1st day of November, 2006

KATHLEEN A. VOGELE

Notary Public, State of New York

Qualified in Ontario County

Commission Expires 3/27/2010